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                                                                 Exhibit 10.5.2

                               SIXTH AMENDMENT TO

                              EMPLOYMENT AGREEMENT

          This Sixth Amendment to Employment Agreement (the "Sixth Amendment") is made and entered into as of August 20, 1998, by and between KENNEDY-WILSON, INC., a Delaware corporation, with its principal office located in Santa Monica, California (the "Company"), and WILLIAM J. McMORROW, an individual ("Employee").

                                    RECITALS

          WHEREAS, Company and Employee have entered into that certain Employment Agreement dated as of August 14, 1992, as amended January 1, 1993, January 1, 1994, March 31, 1995, January 1, 1996, and May 19, 1997, providing for the employment of Employee by Company pursuant to the terms of such Agreement; and

          WHEREAS, Company and Employee have agreed that the terms of the Employment Agreement should be modified to change the Bonus Structure.

                             AMENDMENT TO AGREEMENT

          NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereby amend the Agreement, effective as of August 21, 1998 as follows:

          1. Section 4(ii) the annual bonus is amended such that the existing bonus cap at $17.5MM for 1998 and $22.5MM for 1999 are deleted and the following bonus cap is inserted in lieu thereof.

          1998 Bonus:       20% of profits of 3MM to 25MM

          1999 Bonus:       20% of profits of 3MM to 35MM

          Bonus  calculations  are  to be  based  on  Company  profit;  pre-tax,
pre-bonus   paid  to  all  other   employees,   pre-reserves   and   pre-Company
contributions to the Deferred Compensation Plan.

          Subject to the foregoing, the Employment Agreement remains in full force and effect, and Company and Employee hereby ratify and affirm the Employment Agreement in each and every respect.

          IN WITNESS WHEREOF, the undersigned have executed this Sixth Amendment as of the date first above written.

KENNEDY-WILSON, INC.                         ATTEST:
a Delaware Corporation

/s/ James C. Ozello                          /s/ Kent Y. Mouton
-------------------                          ------------------
James C. Ozello, Acting Secretary            Kent Y. Mouton
Compensation/Stock Option Committee          Chairman, Compensation/
                                             Stock Option Committee


ACCEPTED FOR THE
BOARD OF DIRECTORS

/s/ William J. McMorrow
-----------------------
William J. McMorrow, Chairman


/s/ Freeman Lyle
----------------
Freeman Lyle
Executive Vice President and
Chief Financial Officer